UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2014

Conversant, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31357	77-0495335
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30699 Russell Ranch Road, Suite 250, Westlake Village, California		91362
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 575-4500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On September 11, 2014, Conversant, Inc. (“Conversant”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Alliance Data Systems Corporation (“Alliance”) and Amber Sub LLC (“Merger Sub”), a direct wholly owned subsidiary of Alliance. The Merger Agreement provides for the merger of Conversant with and into Merger Sub, with Merger Sub continuing as the surviving company and a direct wholly-owned subsidiary of Alliance (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, holders of Conversant common stock will receive consideration valued at $35.00 per share, or approximately $2.3 billion in the aggregate (based on the closing price of Alliance common stock on September 11, 2014). Each outstanding share of Conversant common stock will be exchanged in the Merger for consideration consisting of (i) 0.07037 shares of Alliance common stock and (ii) an amount in cash such that (based on the 15-day volume weighted average price of Alliance common stock as of the close of business on the second business day prior to closing (the “Closing VWAP”)), the total consideration per share equals $35.00 (together, the “Standard Merger Consideration”), with a final mix of consideration being determined following the determination of the Closing VWAP. However, the maximum amount of cash Alliance will pay per share of Conversant common stock will equal $18.62 and the minimum amount of cash Alliance will pay per share of Conversant common stock will equal $14.98 (the “Collar Range”). In the event that the maximum or minimum cash amount is reached, the amount of cash per share (i.e. either $18.62 or $14.98) and the stock exchange ratio of 0.07037 would remain fixed at these levels and the value received by Conversant shareholders would float below or above $35.00 respectively outside of the Collar Range. Based on the 7-day volume weighted average price of Alliance common stock as of the close of business on September 10, 2014, the consideration to be paid to Conversant stockholders is approximately equal to 52% Alliance shares of common stock and 48% cash.

As an alternative to the Standard Merger Consideration, Conversant stockholders may instead elect to receive, for each share of Conversant common stock, all stock or all cash consideration, subject to pro ration amongst electing stockholders such that the aggregate amount of cash paid and the aggregate number of shares of Alliance common stock issued in the Merger is the same that would be paid and issued if each share of Conversant common stock had been converted into the Standard Merger Consideration. As long as Alliance common stock consists of 40% or more in the aggregate of the merger consideration as valued at one day prior to closing, the stock consideration is expected to be tax free to Conversant stockholders.

Pursuant to the Merger Agreement, outstanding equity awards of Conversant will be treated as follows at closing:

•	restricted stock awards that remain unvested at the closing of the Merger will be converted at the appropriate exchange ratio into the right to receive shares of restricted Alliance common stock, with the same vesting rights and other terms under the applicable agreement for such restricted shares; and

•	outstanding options will be converted at the appropriate exchange rate into the right to receive options to purchase Alliance common stock, with the same vesting rights and other terms under the applicable agreement for such options.

The respective Boards of Directors of Alliance and Conversant have unanimously approved the Merger Agreement, and the Board of Conversant has agreed to recommend that the Conversant stockholders adopt the Merger Agreement, subject to certain exceptions set forth in the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants made by each of Conversant, Alliance and Merger Sub. Conversant may not solicit competing acquisition proposals, or, subject to certain exceptions with respect to unsolicited proposals, engage in discussions concerning, or provide confidential information in connection with, any alternative business combinations. Conversant is required to keep Alliance informed of all unsolicited alternative business combination proposals. The Merger Agreement further provides that, upon termination of the Merger Agreement under certain circumstances, including in connection with the acceptance of an alternative transaction or a material breach of the no-shop covenants, Conversant may be required to pay Alliance a termination fee equal to $65 million.

Completion of the Merger is subject to customary conditions, including approval by Conversant stockholders, listing of the shares of Alliance common stock to be issued in the Merger on the New York Stock Exchange, effectiveness of Alliance’s registration statement on Form S-4 and receipt of required regulatory approvals.

Upon the execution of the Merger Agreement, Conversant will deliver voting agreements to Alliance for all executive officers and directors of Conversant, which restrict the transfer of shares except to certain permitted transferees.

Voting Agreement

Simultaneously with the execution of the Merger Agreement, all executive officers and directors of Conversant, who owned shares of or securities convertible into or exercisable for Conversant common stock representing approximately 6.5% of Conversant common stock outstanding as of September 11, 2014 on a fully diluted basis, entered into a Voting Agreement with Alliance dated as of September 11, 2014 (the “Voting Agreement”). Under the terms of the Voting Agreement, the executive officers and directors of Conversant agreed, subject to the exceptions set forth therein, among other things, to vote all shares of Conversant common stock which such officer or director holds in favor of the Merger Agreement and the Merger and not to transfer such shares except to certain permitted transferees who agree to become bound by the Voting Agreement.

The foregoing summaries of the Merger Agreement and Voting Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K, and the full text of the Voting Agreement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

The Merger Agreement, the Voting Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement and Voting Agreement. They are not intended to provide any other factual information about Conversant, Alliance or their respective subsidiaries or affiliates or stockholders. The representations, warranties and covenants contained in the Merger Agreement and Voting Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Merger Agreement or the Voting Agreement, as applicable; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of Conversant, Alliance, Merger Sub or any of their respective subsidiaries, affiliates, businesses or stockholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Conversant or Alliance. Accordingly, investors should read the representations and warranties in the Merger Agreement and the Voting Agreement not in isolation but only in conjunction with the other information about Conversant, Alliance or Merger Sub and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

Item 5.02	Amendment to Bonus Provisions

On September 10, 2014, the Board of Directors of Conversant determined that, in light of their performance in fiscal year 2014, each of John Pitstick, the Chief Financial Officer of the Company, Scott Barlow, the Vice President and General Counsel of the Company and Peter Wolfert, the Chief Technology Officer of the Company had earned his target bonus amount of $250,000 in full. Such amounts will be payable on the earlier of the closing of the Merger or the ordinary period in which such bonuses would be paid.

Item 8.01	Other Events

On September 11, 2014, Conversant and Alliance issued a joint press release announcing the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Important Information for Investors and Stockholders

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication may be deemed to be solicitation material in respect of the proposed merger between Conversant and Alliance. In connection with the proposed merger, Alliance intends to file with the United States Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 containing a proxy statement/prospectus. After the registration statement has been declared effective by the SEC, the definitive proxy statement/prospectus will be delivered to stockholders of Conversant. SECURITY HOLDERS OF CONVERSANT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the registration statement and proxy statement/prospectus (when available) and other documents filed by Alliance and Conversant, without charge, through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Alliance will be made available free of charge on Alliance’s website at www.alliancedata.com. Copies of documents filed with the SEC by Conversant will be made available free of charge on Conversant’s website at www.conversantmedia.com.

Safe Harbor Statement/Forward Looking Statements

Certain information set forth in this communication, including financial estimates, projections about the industries and markets in which Alliance and Conversant operate, and statements as to the expected timing, completion and effects of the proposed merger between Alliance and Conversant, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “predict,” “project,” “would” and similar expressions as they relate to each company or their respective management teams. These estimates and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expected in or suggested by such statements. Such estimates and statements include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, the combined company’s plans, objectives, expectations (financial or otherwise) and intentions, the estimated timetable for completing the transaction and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of Alliance and/or Conversant and are subject to significant risks and uncertainties outside of our control.

Risks and uncertainties related to the proposed merger include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the risk that Conversant stockholders may not adopt the merger agreement; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; uncertainties as to the timing of the merger; competitive responses to the proposed merger; response by activist shareholders to the merger; risks that any of the closing conditions to the proposed merger may not be satisfied in a timely manner; unexpected costs, charges or expenses resulting from the merger; litigation relating to the merger; the outcome of pending litigation; risks related to the disruption of management time from ongoing business operations due to the proposed merger; failure to realize the benefits expected from the proposed merger; changes in general economic and/or industry-specific conditions; and the effect of the announcement of the proposed merger on the ability of Alliance and Conversant to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally. For further information regarding factors affecting future results of Alliance Data and Conversant, please refer to their respective Annual Reports filed on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2014, and other documents filed by Alliance and Conversant with the SEC, which are available at the SEC’s website http://www.sec.gov. Neither Alliance nor Conversant is under any obligation, and each expressly disclaim any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise, except as required by law. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Participants in the Solicitation

Alliance and Conversant and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Conversant common stock in respect of the proposed transaction. Information about Alliance’s directors and executive officers is set forth in the proxy statement for Alliance’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2014. Information about Conversant’s directors and executive officers is set forth in the proxy statement for Conversant’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2014. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, through securities holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Alliance.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of September 11, 2014 by and among Alliance Data Systems Corporation, Conversant, Inc. and Amber Sub LLC.*
10.1	Voting Agreement, dated as of September 11, 2014 by and among Alliance Data Systems Corporation and executive officers and directors of Conversant, Inc.*
99.1	Joint Press Release, dated September 11, 2014, issued by Alliance Data Systems Corporation and Conversant, Inc.

*	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2014

CONVERSANT, INC.

By:	/S/ JOHN PITSTICK
Name:	John Pitstick
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 11, 2014, by and among Alliance Data Systems Corporation, Conversant, Inc. and Amber Sub LLC.*

10.1	Voting Agreement, dated as of September 11, 2014 by and among Alliance Data Systems Corporation and executive officers and directors of Conversant, Inc.*

99.1	Joint Press Release, dated September 11, 2014, issued by Alliance Data Systems Corporation and Conversant, Inc.

*	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

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